UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 23, 2011 (November 22, 2011)

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 22, 2011, SM Energy Company (the “Company”) announced the Company's participation in upcoming investor events. The Company's Executive Vice President and Chief Operating Officer, Jay Ottoson, will present at the Jefferies 2011 Global Energy Conference on Wednesday, November 30, 2011 at 3:30 pm Central time and the Company's President and Chief Executive Officer, Tony Best, will present at the Capital One Southcoast 6th Annual Energy Conference on Wednesday, December 7, 2011 at 8:00 am Central time.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is furnished as part of this report:
	Exhibit 99.1	Press release of the Company dated November 22, 2011, entitled “SM Energy Announces Participation in Upcoming Investor Conferences”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	November 23, 2011	By:	/s/ David W. Copeland
David W. Copeland
Senior Vice President, General Counsel and Corporate Secretary